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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2002


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                           0-24710                     52-1700207
  (State or other Jurisdiction        (Commission File Number)          (I.R.S. Employer
        of Incorporation)                                              Identification No.)

 1221 Avenue of the Americas, 36th Fl., New York, NY                         10020
      (Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100



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Item 4.  Changes in Registrant's Certifying Accountant.

         On April 11, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our independent accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as our independent accountants for 2002. This action was approved by the Audit Committee of our board of directors. The ratification of the appointment of Ernst & Young will be considered by our stockholders at the 2002 Annual Meeting to be held on June 21, 2002.

         The audit reports of Andersen on our consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         We requested that Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 16, 2002 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         Prior to engaging Ernst & Young, neither we nor anyone acting on our behalf consulted with Ernst & Young regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Ernst & Young concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, prior to engaging Ernst & Young, neither we nor anyone acting on our behalf consulted with Ernst & Young with respect to any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         The Exhibit Index attached hereto is incorporated herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SIRIUS SATELLITE RADIO INC.



                                          By: /s/ John J. Scelfo
                                             --------------------------------
                                                  John J. Scelfo
                                                  Executive Vice President and
                                                  Chief Financial Officer


Dated: April 18, 2002


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                                  EXHIBIT INDEX


 Exhibit                      Description of Exhibit

  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 16, 2002.








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